The Standard of Nerve Care Investor Presentation March 4th, 2025 1

Forward-looking statements This presentation contains “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations or predictions of future conditions, events, or results based on various assumptions and management's estimates of trends and economic factors in the markets in which we are active, as well as our business plans. Words such as “expects,” “anticipates,” “priorities,” “objectives,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “projects,” “forecasts,” “continue,” “may,” “should,” “will,” “goals,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements include, but are not limited to, statements related to: our expectation for regulatory approvals including approval of the BLA for Avance® by the FDA; market development opportunities and priorities for peripheral nerve products for 2025-2028; 2025 financial guidance, including revenue range, cash and gross margins; TAM estimates; estimates of potential patients who may benefit from our products; 2025-2028 Strategic Plan Priorities, including, for the 2025-2028 period, projected multi- year revenue, revenue growth, CAGR, margins, market and growth drivers for the business; 2025 strategic initiatives, including projected revenue, revenue growth, CAGR, and margins for 2025; our expectations regarding the commercial performance of our products; our expectations regarding the market for our products for use with prostatectomy; our expectations for innovation, including new products and new clinical indications for existing and new products; our expectations for clinical evidence generation and its ability to drive adoption and societal support; our expectations regarding the Axogen Processing Center capabilities for manufacturing Avance; and our expectation that Avance® would be designated as the reference product for any biosimilar nerve allograft product and provide market exclusivity. Actual results or events could differ materially from those described in any forward-looking statements as a result of various factors, including, without limitation, statements related to potential disruptions caused by leadership transitions, global supply chain issues, record inflation, hospital staffing issues, product development, product potential, expected clinical enrollment timing and outcomes, regulatory process and approvals, financial performance, sales growth, surgeon and product adoption, market awareness of our products, data validation, our visibility at and sponsorship of conferences and educational events, global business disruption caused by Russia’s invasion of Ukraine and related sanctions, recent geopolitical conflicts in the Middle East, potential disruptions due to management transitions, as well as those risk factors described under Part I, Item 1A., “Risk Factors,” of our Annual Report on Form 10-K for the most recently ended fiscal year. Forward-looking statements are not a guarantee of future performance, and actual results may differ materially from those projected. The forward-looking statements are representative only as of the date they are made and, except as required by applicable law, we assume no responsibility to publicly update or revise any forward-looking statements. About Non-GAAP Financial Measures To supplement our condensed consolidated financial statements, we use the non-GAAP financial measures of EBITDA, which measures earnings before interest, income taxes, depreciation and amortization, and Adjusted EBITDA which further excludes non-cash stock compensation expense. We also use the non-GAAP financial measures of Adjusted Net Income or Loss and Adjusted Net Income or Loss Per Common Share - basic and diluted which excludes non-cash stock compensation expense from Net Income or Loss and Net Income or Loss Per Common Share - basic and diluted, respectively. We also use the Operational Cashflow metric, which corresponds to Net increase (decrease) in cash, cash equivalents, restricted cash, and investments, less cashflow from issuance or repayment of long-term debt. These non-GAAP measures are not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures should be read in conjunction with our financial statements prepared in accordance with GAAP. The reconciliations of the non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP should be carefully evaluated. We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. We believe these non-GAAP financial measures are useful to investors because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) they are used by our institutional investors and the analyst community to help them analyze the performance of our business, the Company’s cash available for operations, and the Company’s ability to meet future capital expenditure and working capital requirements. 2

Objectives for the Day Understand our 2025 – 2028 strategic plan priorities and assumptions and our rationale for success1 2 3 4 5 Understand common nerve injuries and causes Make clear the clinical significance and incidence of the nerve problems that comprise our market opportunities Understand the benefit versus risk profile of the Axogen nerve repair algorithms for treating peripheral nerve defects Make clear our clinical evidence and research and development plans to sustain leadership in nerve care 3

Management Team with a Track Record of Success Michael Dale Chief Executive Officer and Board Director Marc Began Executive Vice President and General Counsel Nir Naor Chief Financial Officer Erick DeVinney Chief Innovation Officer Jens Schroeder Kemp Chief Marketing Officer Ivica Ducic, M.D. Chief Medical Officer Craig Swandal Vice President, Operations Stacy Arnold Vice President of Product Development and Clinical Research Al Jacks Vice President of Quality Mark Friedman Vice President of Biologics and Policy Doris Quackenbush Vice President of Sales Jesse Bishop Vice President, Regulatory Prior Roles Include 4

Our Mission To restore health and improve quality of life by making restoration of peripheral nerve function an expected standard of care 5

Patient testimonials reflect personal experiences and are not reflective of all possible outcomes. Individual results may vary. 6

Uniquely positioned to lead in nerve repair A valued educational partner appreciated for our commitment to clinical science and innovation in nerve care 15 years of experience and more than 100,000 patients treated in all body regions for sensory, mixed & motor nerve defects Nerve care access established in more than 2,700 hospitals and outpatient centers, supported by the largest direct sales channel and nerve care portfolio Supported by 300+ clinical and scientific publications, we have been trusted as a partner by more than 6,500 surgeons for the treatment of peripheral nerve functional deficits Partnership Expertise Access Evidence 7

The US Nerve Care Opportunity is Large and Underserved; Similar Potential Internationally More than 1.5 million peripheral nerve injuries requiring treatment in Axogen focus markets OMF / H&N $1.2B 1% Penetration Breast $677M 8% Penetration Prostate $754M 0% Penetration Extremities $2.9B 2% Penetration 8

Updated TAM Based on Mix, Volume, ASP, and Additional Targeted Surgical Procedures and New Markets Extremities $2.2B Total estimated TAM $2.7B Updated mix, volume and ASP update Addition of neuroma management and lower extremity Updated mix, volume and ASP on mandible and iatrogenic injuries Addition of H&N procedures and corneal neurotization TAM Adjustments Updated mix, volume and ASP of autologous breast reconstruction procedures Added implant-based breast reconstruction procedures New market. Estimated TAM for cavernous nerve protection and reconstruction during radical robotic prostatectomy PRIOR TAM ESTIMATE OMF/H&N $306M Breast $250M Extremities $2.9B Total estimated TAM $5.6B NEW TAM ESTIMATE OMF/H&N $1.2B Breast $677M Prostate $754M 9

Market Priorities Based on Advantage 2025 – 2028 Extremities Our largest business and the market closest to achieving standard of care status for Avance. A large customer base and strong nerve care advocacy. Customer creation largely determined by emergent procedures. OMF / H&N Growing OMF market with strong data and societal support which can be leveraged to expand awareness and adoption in large underdeveloped H&N market. Procedures are primarily elective. Breast Our fastest growing business. Procedures are elective and customer creation process is predictable. Proven ability to drive patient activation that empowers direct participation in treatment and care decisions. Prostate Highly attractive market with well defined clinical problem and motivated patient population. High prevalence of robotic procedures enables incorporation of nerve repair techniques. Procedures are elective. 10

2025 – 2028 Strategic Plan Priorities

Growth

CAGR 15 - 20%

Markets

Elective and planned procedure focus

Significant commercial infrastructure expansion

New Markets

Prostate market development

Standard of Care

Drive the evidence and societal advocacy required to establish Avance as a standard of care

Commercial Excellence

Continuous business model and customer creation process optimization by market

Regulatory

Obtain FDA approval for Avance as a Biologic in the US

Obtain equivalent international market approvals and access

Evidence

Focus on Level 1 clinical evidence generation to support standard of care and coverage requirements

Innovation

Investment in innovation to drive better benefit versus risk profiles in nerve care

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Industry Trends and Best Practices in Nerve Repair: The Axogen Nerve Repair Algorithm Erick DeVinney, Chief Innovation Officer 12

Peripheral is Pivotal Nerves span from head to toe – managed by multiple specialties Everything we experience involves the proper function of peripheral nerves When damaged, they lead to numbness, paralysis, loss of our senses, and pain If a surgeon can identify the damage, it is possible to restore function 13

Common Types and Causes of Peripheral Nerve Injury Cut or Laceration Compression Stretching Neuroma Trauma Trauma that leads to damaged nerves Severe Cuts, Falling Though Glass, Compression, Gunshot Wound, Blunt Trauma Amputation Stump pain associated with nerve damage has been reported in over 68% of amputees1 Sensitivity to Touch, Residual Limb Pain, Burning Pain Surgery Nerves that have been cut, compressed or stretched during surgery Mastectomy, Laparoscopy, Tumor Resection, Wrist or Knee Arthroscopy, Hip or Knee Arthroplasty 14

Controlled Neurite Outgrowth Inflammation and Tissue Response Extracellular Matrix Tissue Regeneration Bioactive Scaffolding Science Applied Damage/ Zone of Injury 15

The Axogen Nerve Repair Algorithm Cut or Laceration Compression Stretching Neuroma 16

The Axogen Nerve Repair Algorithm 17 Connection Protection Termination Cut or Laceration Compression Stretching Neuroma

Elevating Nerve IQ 9 Society Programs >75% percent of hand fellows trained >30 head and neck surgeons trained >45 breast teams trained 9 National Programs Programs conducted in 2024 18

Secondary Site Morbidities Secondary surgery can lead to pain, numbness, functional impairment2 Increased OR time3 Traditional Autograft Biologically active regenerative scaffold Readily available in multiple diameters Favorable Benefit-to-Risk Profile Avance® Nerve Graft* Results Without Sacrifice 100,000+ implants *For indication and contraindications, see Avance Nerve Graft instructions for use here. 19

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A Clinically Proven, Standard of Care Option Meaningful recovery rate across sensory, mixed and motor nerve gap repairs4 Less invasive procedure, saves OR time3Improvements in pain and following neuroma excision5 >82% Avance Nerve Graft 80% Avance Nerve Graft 70.4% 52.6% 87.1% 72.6%69.9% 50.5% 81.6% 57.2% >5 to ≤30 mm gaps 30 to ≤70 mm gaps >5 to ≤30 mm gaps 30 to 70 mm gaps M3 or better S3 or better 200+ publications Meaningful recovery in sensory and mixed-motor nerve gap repair6 autograft Avance autograft 21 Avance

Evidence Base Across Market Development Priorities Level 1 Meta- Analysis/ Review Comparative/ Cohort Case Study/ Series Extremities: Avance Nerve Graft 3 12 1 58 Focus on building evidence that reinforces Standard of Care designation Extremities: Protection 0 1 3 20 Focus on building application evidence Breast 0 9 9 10 Focus on building Level 1 evidence to support Standard of Care designation OMF/H&N 0 19 1 35 Focus on building evidence in malignant mandible and H&N procedures Nerve Cap: Termination 1 0 0 3 Leveraging completed Level 1 evidence GOAL 22 ST R EN G TH O F EV ID EN C E

Trends: Expansion in the Nerve Space Interest >70% increase in the number of nerve repair clinical publications in the last 5 years New technologies in development focused on enhancing nerve recovery Awareness Nerve viewed as next frontier in functional reconstructions Growing awareness of nerve injuries among surgeons and patients Technology enabling new procedures and approaches Specialization Growth in number of practices that specialize in Peripheral Nerve Nerve Surgery highlighted for functional restoration and managing chronic pain Education Identified as the top area of interest for incoming Hand Surgery Fellows Major academic centers establishing Peripheral Nerve Surgery focused Fellowships 23

Extremities and Oral Maxillofacial and Head & Neck Jens Kemp, Chief Marketing Officer 24

ExtremitiesExtremities 25

Extremities

Multiple specialties treat both extremities trauma and chronic nerve conditions

Axogen is focused on driving algorithm adoption at high potential accounts that perform 80% of nerve repair procedures in hospitals

CALL POINT	EXTREMITIES TRAUMA		CHRONIC NERVE CONDITIONS	
Plastic Hand Orthopedic Hand Neurosurgeon Microsurgical trained DPM	Transected nerve	Non transected nerve injuries (NTNI)	Chronic nerve compression	Neuroma pain

For the average hand surgeon, nerve repair represents approx. 20% of their patients

High potential account definition

Level 1 Trauma + Academic Affiliation + Micro Surgeons + Procedural Volume

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See Avance Nerve Graft instructions for use here 27

Extremities

Our largest market where Avance is closest to becoming a standard of care option

Why we are here

High incidence of traumatic nerve injuries in the extremities

Hand surgeons are trained in microsurgery to manage nerves – many handle trauma cases involving nerve injuries

How the problem is being addressed currently

No society guidelines or consensus on a standardized approach to nerve repair

Many surgeons continue to use historical standard of care nerve repair techniques

Our answer to the problem

Broad portfolio and contemporary nerve repair algorithm that address common nerve injuries in extremities supported by strong clinical evidence


$2.9B
TAM
75%
of microsurgical trained hand fellows attend an Axogen professional education program
~1M+
patients with traumatic nerve injuries & chronic nerve conditions
150+
Publications

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Extremities

THE MARKET DRIVERS

Injury Prevalence

700,000 traumatic nerve injuries per year and 370,000 chronic nerve injuries creating a sizable patient population

Complex customer creation process and patient journey

Societal Engagement & Improved Coverage

The market closest to standard of care status, backed by strong evidence and broad KOL advocacy

Avance Nerve Graft coverage is expected to improve following biologic approval

Algorithm Adoption

Proven ability to drive high adoption in top accounts, signaling strong customer development potential

Expansion of Algorithm

Non-transected nerve injuries account for 40% of traumatic nerve injuries, with growing understanding of the need for nerve protection techniques



62%

Of patients are discharged without having their nerve injury diagnosed[7]

~50%

of commercial lives not covered

Market Penetration


98%
UNTAPPED
Market opportunity
Penetration

~80%

of hospital nerve repair in 1,100 accounts

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Extremities

Our objective is to extend leadership in the extremities nerve repair market and establish Axogen's nerve repair algorithm as a standard of care

Drive Societal Support & Clinical Guidelines

Partner with surgeon advocates to drive societal support for Avance Nerve Graft as a standard of care option and build consensus for inclusion in clinical guidelines

Expanding Coverage & Payment

Expand coverage for Axogen's nerve repair algorithm by generating and leveraging biologic approval, clinical evidence and societal support

Strategic Account Development

Be the leading educational partner for fellow and attending level hand surgeons

Develop strategic accounts with standardized nerve repair education and training, P2P engagement and optimization the patient journey

Be Leaders in Innovation

Develop and launch new nerve repair solutions that aim to improve the standard of nerve repair

"I'm out of pain and I'm able to walk, stand and run with my grandkids."

– **David**
Sciatic Nerve Injury
Avance Nerve Graft Patient





"After the surgery, I was able to move my arm again. I'm able to get back to working on my car, playing sports and just hanging out with my friends."

– **Dylan**
Brachial Plexus Nerve Injury
Avance Nerve Graft Patient

axogen

Patient testimonials reflect personal experiences and are not reflective of all possible outcomes. Individual results may vary

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Extremities

POSITIONED TO WIN

Proven Clinical & Health Economic Value

Avance is backed by level 1 clinical evidence and health economic value proposition versus autograft

Comprehensive Portfolio & Access

We offer the most comprehensive portfolio of nerve repair solutions, which is widely approved and accessible in US hospital systems

Focused Direct Sales Channel

Dedicated sales channel for nerve repair, which ensures focus and support for nerve surgeons

Educational Leadership

Axogen is a trusted educational partner providing hand surgeons with the microsurgical skills to effectively repair nerves utilizing our portfolio

Access to Opinion Leaders & Societal Leadership

Strong relationships that drive advocacy, portfolio adoption and innovation

Preference for allograft increasing for all gap lengths[8]

2024 Preferred Nerve Repair Solution for >2cm Gap



41.0%
24.1%
18.2%
16.7%
Allograft
Autograft
Conduit
Direct repair

Allograft and Autograft are Acceptable Standards of Care[8]



2%
98%
Yes, both are acceptable
No



Comparable procedural cost to Autograft[3]

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Standard of Care & Guidelines Drive advocacy for Avance as a standard of care option with major hand societies and develop consensus for incorporating into nerve repair guidelines 2025 STRATEGIC INITIATIVES Extremities Expand Algorithm Increase awareness of non transected injuries and educate on the need for nerve protection leveraging preclinical and clinical data Expand Axogen’s nerve repair algorithm to lower extremity Focus on High Potential Accounts Drive customer creation and algorithm adoption in high potential accounts to improve sales growth productivity Optimize patient journey by educating referral base to drive more patients to our nerve surgeon customers Expand Coverage & Payment Leverage evidence and expected Biologic designation to engage commercial payers and appeal and remove regional and national non coverage policies Educate providers on Avance health economic value proposition t iti 1 2 3 4 32

Head & Neck 33

Oral Maxillofacial and Head & Neck 34 High procedural concentration (90%) in about 900 hospitals SURGICAL PROCEDURESCALL POINT High potential account definition Academic Affiliation OMF/H&N Surgeon Volume+ Procedural Volume Mandible Reconstruction Iatrogenic (ex: 3rd molar removal) Parotidectomy Radical Neck Dissection Thyroidectomy Oral Maxillofacial Surgeons H&N/ENT Surgeons Plastic Reconstructive Surgeons +

Nerve reconstruction after mandibular tumor removal HEAD & NECK 35

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Oral Maxillofacial and Head & Neck

OMF and H&N represents a large and attractive market development opportunity

Why we are here

Large procedural volume and high incidence of peripheral nerve injuries impacting function and quality-of-life

H&N surgeons are microsurgically trained

How the problem is being addressed currently

OMF and H&N procedures cause iatrogenic nerve injuries which are often not treated

H&N surgeons use traditional nerve repair techniques and awareness of Axogen and our nerve repair algorithm remains low

Our answer to the problem

Axogen's nerve repair algorithm can help restore function and improve quality of life



$1.2B
TAM
~300K
Annual procedures
70%
of patients with dental or lingual nerve injuries struggle to enjoy daily life[9]
90%
meaningful recovery in benign mandible reconstruction[10]

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Oral Maxillofacial and Head & Neck



THE MARKET DRIVERS

High Incidence of Iatrogenic Nerve Injuries

300,000+ OMF and H&N procedures are performed annually in the US, with potential for nerve injury

Societal Support & Clinical Evidence

AAOMS Societal ParCare Guidelines include consideration for restoring sensation in reconstructive surgery

Growing body of non-Axogen-sponsored clinical evidence showing excellent outcomes for restoring sensation and reducing pain in mandible reconstruction

H&N Growth Opportunity

The H&N market is undeveloped, with a large growth opportunity in malignant mandible reconstruction and select procedures

28%

Reduction in patient life satisfaction by patients with lingual or inferior alveolar nerve deficits [11]


Parameters of Care:
AAOMS Clinical Practice Guidelines
for Oral and Maxillofacial Surgery
(AAOMS ParCare)
Seventh Edition 2023

AAOMS Societal ParCare Guidelines

Low Market Penetration


99%
UNTAPPED
Market opportunity
Penetration

90%

of target procedures in 900 accounts

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Establish Axogen products as the Standard of Care for peripheral nerve repair for the OMF and H&N market segments Drive Societal Support & Clinical Guidelines Leverage societal support in OMF and inclusion in AAOMS ParCare guidelines to drive societal support and standard of care designation with key H&N societies Expand Access & Availability Increase investments in fellow and attending professional education to grow the number of trained surgeons that incorporate the Axogen nerve repair algorithm Expand Presence in H&N Grow awareness and adoption of the Axogen nerve repair algorithm in malignant mandible reconstruction and other high potential focus H&N procedures Implement field-based market development team to drive KOL engagement, therapy awareness best practice sales process for H&N Oral Maxillofacial and Head & Neck After my wisdom teeth were removed, I couldn’t feel my tongue. After surgery, as the feeling came back more and more, it was incredible to feel my tongue again and be able to eat normally.” – Madie Iatrogenic Nerve Injury Avance Nerve Graft Patient “ It’s not something that’s on your arm or your leg, it’s your face and that’s the first thing people see. Now I can interact with people and I don’t feel embarrassed.” “ – Pablo Nerve Reconstruction Mandible Tumor Resection 39Patient testimonials reflect personal experiences and are not reflective of all possible outcomes. Individual results may vary

POSITIONED TO WIN Growing body of evidence supporting the benefits or nerve reconstruction Physician payment available for surgeon to add nerve repair Opportunity to build patient and surgeon awareness of the patient QoL impact Expand educational capacity & programs Societal Support OMF societal support for nerve repair and included in AAOMS ParCare Guidelines can be leveraged to influence H&N societies Clinical Education Leadership Axogen has developed and executed on high quality national attending level professional education programs with proven post program adoption Clinical Evidence Independent clinical evidence with strong outcome data in benign mandible reconstruction and lingual nerve repair Direct Sales Channel Axogen has a large direct sales channel to service the highly concentrated market Oral Maxillofacial and Head & Neck 40

2025 STRATEGIC INITIATIVES High Potential Account Focus Focused market development and sales efforts in high potential accounts Increase Awareness of QoL Impact Expand patient and surgeon awareness of QoL impact from nerve injury through digital marketing campaigns, PR and patient advocacy groups Field Marketing Team Implement field-based Market Development Team to support adoption in mandible reconstruction in high potential accounts while building awareness, KOL advocacy and best practice in H&N Expand Professional Education Increase attending & fellows professional education programs to activate high-volume surgeons Clinical Development Work with KOLs to develop algorithm for malignant mandible reconstruction as well as other H&N procedures including facial nerve, radical neck dissection and thyroidectomy Oral Maxillofacial and Head & Neck 1 4 2 5 3 41

Breast Emily Hansen, Senior Director, Breast Market Development 42

43Patient testimonials reflect personal experiences and are not reflective of all possible outcomes. Individual results may vary.

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Why we are here Numbness after a mastectomy is a problem – restoring sensation matters and is the next frontier of breast reconstruction Our answer to the problem Resensation makes it possible to restore sensation to the breasts after mastectomy Breast is our fastest growing business with immediate and significant market opportunity Breast How the problem is being addressed currently Axogen is focused on evolving the standard of care by educating on the problem of numbness, training surgeons on surgical techniques, and advocating for change TAM ~150k Annual Procedures 80% of women experience pain, numbness or both after breast cancer surgery12 NEARLY $677M of women interviewed believe that restoring sensation should become standard of care for breast reconstruction13 97% 45

THE MARKET DRIVERS Breast breast cancer survivors in the US15 4M+ women will be diagnosed with breast cancer in her lifetime14 1 in 8 Market Penetration Market opportunity Penetration 92% UNTAPPED Substantiation of the Clinical Problem Robust clinical data supports the prevalence and patient impact of post-mastectomy numbness and pain Surgical techniques to restore sensation have been developed and published in peer reviewed journals High Disease Prevalence 150,000+ reconstruction procedures are performed annually in the US creating a sizable patient population14 Growing Patient Demand Patient organizations are advocating for improved QoL outcomes for breast cancer survivors Media coverage and market research confirm high patient interest in regaining sensation after mastectomy 46

Establish leadership in the breast neurotization market, creating a future where Resensation is the standard of care in breast reconstruction Following the construct of Strategy Statement: 1. Objective 2. Market Drivers 3. Strengths 4. Strategy Drive Societal Support & Clinical Guidelines Develop level 1 evidence to demonstrate procedural safety and efficacy Engage societal leadership and drive consensus for standard of care designation and reconstruction guidelines Establish Coverage & Payment Generate, publish and leverage clinical evidence, standard of care designation, and patient advocacy to appeal non-coverage policies Expand Access & Availability Grow the number of trained surgeons and care sites that perform the procedure to increase patient access What is most important to you for the rest of your life, for your journey? Because we still have years to come.” – Jessica Resensation® Patient “ I wanted to try Resensation because it was something I could choose to do just for me. I felt powerful.” “ – Christine Resensation® Patient Breast Patient testimonials reflect personal experiences and are not reflective of all possible outcomes. Individual results may vary 47

POSITIONED TO WIN Specialized Sales & Marketing Dedicated, deeply knowledgeable sales team enables effective surgeon development, support and market penetration Marketing expertise in the creation of strategies, tactics, tools, and resources support the sales process Established, predictable customer creation process Proven Patient Activation Strategy Axogen’s marketing team excels at translating complex medical information into patient-friendly content, raising awareness and driving demand for Resensation 100K+ monthly website visitors 1K+ monthly visitors to surgeon locator Clinical Education Leadership A collaborative approach to training has resulted in surgeon advocacy, high adoption rates and strong customer loyalty Standardized, branded procedure 80%+ surgeon adoption after training Breast 48

Scaling for Growth Invest in and develop the required infrastructure to support rapid acceleration including: Expand sales & marketing organization Increase professional education capacity 2025 STRATEGIC INITIATIVES Advancing Clinical Evidence Initiate the development of a comprehensive study to demonstrate the clinical efficacy and long-term outcomes of Resensation Expanding Education & Awareness Build upon patient activation success to increase the quantity and reach of campaigns, create relationships with advocacy groups and healthcare providers Enhancing Surgeon Education & Training As a primary lever to increase surgeon activation and procedure adoption, a robust education program is critical Breast 1 2 3 4 49

Prostate Jens Kemp, Chief Marketing Officer 50

Oral Maxillofacial and Head & Neck $784M TAM of men will delay or chose not to have a prostatectomy due to fear of ED post procedure17 Prostate 50% Up to Post robotic prostatectomy complications for Erectile Dysfunction (ED) vary from18,19 25-90% Why we are here Important unsolved clinical need that can be addressed by Axogen’s nerve repair algorithm Large and motivated patient population Our answer to the problem Axogen’s nerve repair algorithm can facilitate cavernous nerve protection and reconstruction How the problem is being addressed currently Despite the efficacy of nerve sparring robotic assisted radical prostatectomy in cancer control nerve injury continues to impact quality of life Growing prostate cancer incidence16 and nerve related complications from surgery makes prostate an attractive expansion opportunity 51

Prostate

THE MARKET DRIVERS

High Disease Prevalence

Prostate cancer incidence is increasing 3% per year and affects millions of men (1 in 8)[16]

110,000 robotic-assisted radical prostatectomy procedures are performed annually in the US, creating a sizable patient population

Substantiation of the Clinical Problem

Robust clinical data supports the prevalence and patient quality of life impact from nerve injury following radical prostatectomy

Incontinence and Erectile Dysfunction continue to be quality of life concerns

Motivated Patient Population

High patient awareness of the complications from nerve injury following radical prostatectomy

With improved surgical options and reduced complications there is an opportunity to drive patient demand

1 in 8 men



will be diagnosed with prostate cancer in a lifetime[16]

~300,000

new cases per year


2ND
most common cancer in American men15



~110,000

annual radical prostatectomies

~90%

robotic assisted prostatectomies

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Our objective is to establish cavernous nerve protection and reconstruction as an expected standard of care for robotic radical prostatectomy Expanding Access & Availability Grow the number of trained surgeons that incorporate Axogen’s nerve repair algorithm for cavernous nerve protection Surgical Technique Development Establish a standardized scalable surgical technique for cavernous nerve reconstruction in robotic prostatectomies by leveraging our extensive expertise in nerve repair Driving Advocacy & Awareness Partner with leading KOLs and institutions to develop the evidence that demonstrates our value proposition Engage with KOL thought leaders and societal leadership to drive advocacy and societal support Establishing Coverage & Payment Generate and leverage clinical evidence, societal support and patient advocacy to establish commercial coverage and payment 53 Prostate

POSITIONED TO WIN Clinical Education Leadership Extensive expertise in developing standardized surgical techniques and building comprehensive training courses to equip surgeons with the necessary skills and knowledge to successfully perform the procedures Nerve Repair Portfolio Axogen’s nerve repair portfolio is ideally suited to address the nerve protection and reconstruction needs in robotic assisted radical prostatectomy Avance Nerve Graft provides better size matching than a sural nerve autograft and Axogen has the broadest portfolio for nerve protection Patient Awareness & Activation Marketing team excels at executing campaigns that raise awareness of clinical problems and drives patient demand for new treatments 54 Prostate

Prostate 2025 STRATEGIC INITIATIVES Establish Commercial Infrastructure Build the required commercial infrastructure for market development, sales, and surgeon education and training 1 Surgical Technique Development Partner with influential high-volume institutions and surgeons to standardize surgical technique and establish interoperative support needs 3 Establish Surgeon Advocacy Identify and collaborate with the most influential and relevant surgeon thought leaders in the space to define evidence gaps, technique development and educational needs 2 Develop Go to Market Plan Develop detailed go to market strategy that establishes a clear roadmap and milestones to achieve standard of care 5 Clinical Development Pilot Recruit and engage target centers to incorporate nerve care into their robotic prostatectomy procedures and establish procedural support needs 4 55

Reimbursement Jens Kemp, Chief Marketing Officer 56

Positive Avance Medicare/Medicaid Reimbursement but ~50% of Commercial Lives Still not Covered Non covered Covered lives 94% Non covered Covered lives 52% Keys to expand coverage Expected Biologic in 2025 Societal support for Standard of Care designation Strong clinical evidence Avance Medicare & Medicaid Lives Covered Avance Commercial Lives Covered Since 2020, we have successfully appealed 8 commercial non-coverage policies adding 14 million lives 57 Disclaimer: The information is derived from publicly available information and is for illustrative purposes only and is not authoritative.

National Average2025 FACILITY PAYMENT Significant Improvement in Medicare/Medicaid Facility Payment for Allograft Nerve in the Last 6 Years The codes for Allograft 64912 (Avance) and Conduit 64910 (Axoguard) are not specific to a clinical application and can therefore be applied to nerve repair in all anatomical locations CPT Code Descriptor C-APC Reimbursement Hospital Outpatient Reimbursement Ambulatory Surgery Center 64912 Allograft nerve repair 5432 $6,404 $4,565* +40% Since 2019 +138% Since 2019 64910 Conduit nerve repair 5432 $6,404 $4,431* +40% Since 2019 +70% Since 2019 National Average Disclaimer: The information is derived from publicly available information and is for illustrative purposes only and is not authoritative. 58 * Device intensive status achieved in 2020

Trends for Surgeon Payments Show an Increase for Allograft Procedures Disclaimer: The information is derived from publicly available information and is for illustrative purposes only and is not authoritative. CPT Code Descriptor Physician Fee Schedule (PFS) Relative Value Units (RVUs) 64912 Allograft nerve repair $876 27.08 +9% Since 2019 64910 Conduit nerve repair $748 23.14 -9% Since 2019 National Average2025 PHYSICIAN PAYMENT 59

Future Innovation and Clinical Evidence Stacy Arnold, Vice President, Product Development & Clinical Research 60

Easy Coaptation We aim to lead by requiring the solutions we offer provide improved benefit-to-risk profiles versus existing standards of care Therapeutic Reconstruction Enhancing functional recovery with faster regeneration and reinnervation Addressing issues with surrounding tissues that limit nerve outcomes Protection Expansion 2 Products Launched in Last 2 years R&D Spend 13% of Revenue 1 New Clinical Application in the Last 2 Years Biologics Submission 2024 Innovation Metrics Making nerve repair easier & more predictable 1 2 3 61

Our Nerve Care Therapeutic Solutions Roadmap 2023 2024 2025 2026 2027 2028 –2022 New Product Development New Clinical Applications Prostate Easy Coaptation Protection Expansion Therapeutic Reconstruction 2025 INNOVATION METRICS Additional New Clinical Applications 3 Active Development Projects Prostate Clinical DevelopmentAnticipated BLA Approval Avive+ Soft Tissue Matrix Axoguard HA+ Nerve Protector Resensation Implant NAC 62

We will continue to Invest in Clinical Evidence in Support of our Standard of Care Objectives

Completed Establishing the Foundation	Underway Strengthening the Evidence	Planned Advancing Standard of Care
CHANGE Digital Nerve Pilot Study	**Sensation-NOW** Autologous Breast Neurotization Registry	**Implant NAC-N** Level 1 Evidence in Breast Neurotization
RECON Phase 3 RCT	**RANGER** Real-World Registry	**Mixed & Motor Nerve** Level 1 Evidence: Avance vs. Autograft
RALP-N Pilot Technique Feasibility and Outcomes	**REPOSE-XL** Post-Market Axoguard Nerve Cap Case Series	**Protection Expansion** Validating Nerve Protection Benefits Across New Applications
REPOSE Post-Market Axoguard Nerve Cap RCT	**COVERED** Post-Market Axoguard HA+ Protection Case Series	**Prostate** Advancing Evidence in Cavernous Nerve Repair

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EOY Financial Results, Key Metrics, Financial Strategy, and Short and Long-term Guidance Nir Naor, Chief Financial Officer 64

$112.3 $127.4 $138.6 $159.0 187.3 2020 2021 2022 2023 2024 $m Revenue Accelerating Topline and Bottom-line Growth, while Moving to Positive Cashflow in 2024 Accelerating revenue growth Move to positive cashflow 65 (35.5) (35.3) (18.0) 2.5 (40.0) (35.0) (30.0) (25.0) (20.0) (15.0) (10.0) (5.0) - 5.0 2021 2022 2023 2024 * Net increase (decrease) in cash, cash equivalents, restricted cash, and investments, less cashflow from issuance (repayment) of long-term debt Operational Cashflow* Expanding EBITDA (22.6) (25.6) (15.5) 3.9 (9.3) (9.3) (1.1) 19.8 (30.0) (25.0) (20.0) (15.0) (10.0) (5.0) - 5.0 10.0 15.0 20.0 25.0 EBITDA EBITDA Adj-EBITDA 2021 2022 2023 2024

2025 Guidance Management expects Full-year revenue growth to be in the range of 15% - 17% Gross Margin to be in the range of 73% - 75%, including one-time costs related to the BLA approval: - Approximately $2m (expected mostly in third quarter) - Impacting full year gross margin by ~1% - ~2/3 of those costs are non-cash (BLA-related stock compensation) To be net cashflow positive for the year 66

Revenue CAGR of 15% - 20% Gross Margin improvements following process improvements and increase in capacity utilization Cashflow positive for each year Operational Cashflow growth – expect to end 2028 with a run rate > $70m/year Cashflow Priorities: - Self-funding of our organic growth initiatives - Repayment of our debt and strengthening of our balance sheet - Capex and other growth initiatives 2025 – 2028 Strategic Plan Management expects 67

2025 Measurements of Success – Reporting Metrics

Reporting Metric	Breast	Extremities	OMF/H&N	Prostate
Commercial Infrastructure	Increase customer facing footprint from 12 to 22 sales specialists	Add 3-5 sales reps in High Potential account geographies	Add 5 field-based market development resources	Establish dedicated market development, ProfEd and sales team
Professional Education Programs	Expand our National ProfEd programs from 3 to 5 Train and onboard at least 75 surgeon pairs	Expand our ProfEd programs from 3 to 4 UE Fellow programs Train at least 105 surgeons	Expand our ProfEd programs from 2 to 3 Train at least 45 surgeons	Develop scalable training and education program by end of Q3
High Potential Accounts	**We expect high potential accounts to drive 66% of growth in 780 centers** **We will increase the average account productivity by 21%**			
Clinical	Finalize Level 1 clinical study plan by EOY	Finalize Level 1 protocol for Allograft vs Autograft by EOY	Establish clinical evidence plan by EOY	Establish clinical evidence plan by EOY
Other		Societal support		Activate 10 pilot sites

axogen

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Thank You 69

Our Mission To restore health and improve quality of life by making restoration of peripheral nerve function an expected standard of care 70

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For indications, intended uses, and contraindications see the following © Axogen Corp. 2025 The “a” logo, Axogen, Avance, Avance Nerve Graft, Axoguard, Axoguard Nerve Protector, Axoguard Nerve Connector, and Axoguard Nerve Cap, Resensation, and Get Back the Feeling are registered trademarks of Axogen Corporation. Axoguard HA+ Nerve Protector, Avive+ and Avive+ Soft Tissue Matrix are trademarks of Axogen Corporation. CLICK HERE CLICK HERE CLICK HERE CLICK HERE CLICK HERE CLICK HERE 72

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